UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 Current Report
                       Pursuant to Section 13 or 15 (d) of
                     The Securities and Exchange Act of 1934

        Date of Report (Date of earliest event reported): April 25, 2005

                   Sunrise Real Estate Development Group, Inc.
              ----------------------------------------------------
             (Exact name of registrant as specified in its charter)

                                      Texas
                  --------------------------------------------
                 (State of other jurisdiction of incorporation)


       000-32585                                           75-2513701
 ----------------------                        ---------------------------------
(Commission File Number)                       (IRS Employer Identification No.)


             Suite 1502, No. 333 Zhaojibang Road
             Shanghai, Peoples Republic of China
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          (Address of Principal Executive Officers)     (Zip Code)




       Registrant's telephone number, including area code: 86 21 6422 0505
                                                           --------------


                                       N/A
           -----------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_]  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b))

[_]  Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers


         On April 25, 2005, Lo, Yi-Yun resigned as Chief Financial Officer and Secretary of Sunrise. Also on April 25, 2005, the Board of Directors appointed Art Honanyan Sunrise's new Chief Financial Officer, Wang, Wen Hua Sunrise's new Financial Controller and Chang, Chih-Ming Sunrise's new Secretary.

Chief Financial Officer

         Art Honanyan is 60 years old. In 1973, he received an MBA in Accounting and Finance from New York University. He is a Certified Management Accountant and a member of the Institute of Management Accountants. For 10 years he was Manager and Assistant Secretary in the corporate planning and control department of Continental Corporation, a large New York based international insurance company. For the next 10 years, he held the CFO position at California Central Bank & Trust, a California based trust services bank. After this time, he held adjunct faculty positions in finance and accounting at several Los Angeles area graduate business MBA programs.

Financial Controller

         Wang, Wen Hua is 39 years old and for the past four years was financial manager of Sunrise's subsidiary, Shanghai Xin Ji Yang Real Estate Consulation Co, Ltd. She is an experienced accountant who graduated from Shanghai LiXin University of Commerce. She has worked in China in accounting positions for twenty years.

Secretary

         Chang Chih Ming is 33 years old and for one year and a half was responsible for Sunrise's RTO project. For approximately three years prior to joining Sunrise, he worked for a Taiwan based company that provides secretarial services to other companies where he achieved experience in establishing international business companies, as well as planning and establishing companies, factories, representative offices, and trading companies in China.


                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     Sunrise Real Estate Development Group, Inc.
                                                     (Registrant)


         Date:  April 27, 2005      By: /s/  Lin,Chi-Jung
                                       -----------------------------------------
                                       Lin, Chi-Jung
                                       President and Chief Executive Officer